UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	35-1575582
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

One Monument Circle
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(317)-261-8261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 14, 2024 (the “Closing Date”), Indianapolis Power & Light Company, doing business as AES Indiana (“AES Indiana”), the principal subsidiary of IPALCO Enterprises, Inc. (“IPALCO”), entered into a term loan agreement (the “Term Loan Agreement”) by and among AES Indiana, each lender from time to time party thereto, PNC Bank, National Association (“PNC Bank”), as administrative agent, PNC Capital Markets LLC, as bookrunner and joint lead arranger, and U.S. Bank National Association, as syndication agent and joint lead arranger.

The Term Loan Agreement provides, on a senior unsecured basis, a $400,000,000 364-day term loan. AES Indiana’s borrowings under the Term Loan Agreement will bear interest, at AES Indiana’s option, at either a base rate or a Term SOFR rate, in each case plus an applicable margin.

Funds provided under the Term Loan Agreement will be used by AES Indiana for general corporate purposes.

The Term Loan Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, a financial covenant, which requires AES Indiana’s consolidated total debt to consolidated total capitalization shall not be greater than 0.67 to 1.00 at any time.

The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the Term Loan Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. AES Indiana and IPALCO have existing general banking relationships with other parties to the Term Loan Agreement.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in response to Item 1.01 with respect to the Term Loan Agreement is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1
$400,000,000 Term Loan Agreement, dated August 14, 2024, among Indianapolis Power & Light Company, each lender from time to time party thereto, PNC Bank, National Association, as Administrative Agent, PNC Capital Markets LLC, as Bookrunner and Joint Lead Arranger, and U.S. Bank National Association, as Syndication Agent and Joint Lead Arranger.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     IPALCO Enterprises, Inc.

Date: August 14, 2024	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary